UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2014

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Computer Sciences Corporation (the Company or CSC) is filing this Current Report on Form 8-K to recast the presentation of its consolidated financial statements that were initially filed with the Securities and Exchange Commission (SEC) in the Company’s Annual Report on Form 10-K for the year ended March 29, 2013 (the Fiscal 2013 10-K) and Quarterly Report on Form 10-Q for the quarter ended June 28, 2013 (the Fiscal 2014 First Quarter 10-Q) to reflect the following:

Change in Reportable Segments

During Fiscal 2013, the Company focused its strategy on leading the next generation of IT services and solutions. CSC has undertaken numerous organizational and operational changes to align the Company's leadership, assets, and operating model with this strategy. The new operating model supports the execution of CSC's strategy by facilitating the effective development, sales and support of a portfolio of next generation offerings for commercial and government clients. The redesigned operating model, which came into effect at the beginning of fiscal 2014, resulted in a change to the Company's reportable segments for fiscal 2014 and going forward. The Company's new reportable segments are Global Business Services (GBS), Global Infrastructure Services (GIS), and North American Public Sector (NPS). The Company’s financial statements included in its Fiscal 2014 First Quarter 10Q reflect this new reporting structure.

Discontinued Operations

In May 2013, CSC completed the sale of its flood-insurance-related business process outsourcing practice within its GBS segment and in July 2013, CSC sold its base operations, aviation and ranges services business unit, the Applied Technology Division within its NPS Segment. Operating results of these businesses were reported as discontinued operations in the Consolidated Condensed Statements of Income, for all periods presented in the Fiscal 2014 First Quarter 10-Q and the Quarterly Report on Form 10-Q for the quarter ended September 27, 2013 (the Fiscal 2014 Second Quarter 10-Q). In September 2013, CSC committed to a plan to sell a small software business, within its GBS segment. Operating results of this business were reported as discontinued operations in the Consolidated Condensed Statements of Income, for all periods presented in the FY14 Second Quarter 10-Q.

Booking Policy for Contract Awards Change

As disclosed in the Fiscal 2014 First Quarter 10-Q, effective fiscal 2014, GBS' policy of tracking awards was made consistent with the existing GIS policy of estimating business awards at the time of contract signing based on then existing projections of service volumes and currency exchange rates, and include option years. The Company deployed a new global order input system at the beginning of fiscal 2014 to enhance "lead-to-order" management. This new system permits better and more comprehensive tracking of awards, and enabled the implementation of a revised methodology for reporting new bookings. Fiscal 2013 awards have been recast to be consistent for comparison purposes.

Foreign Currency Derivatives Footnote

Further, as disclosed in the Fiscal 2014 First Quarter 10-Q, CSC adopted the amendments in ASU 2013-01, which provide guidance on disclosure of information pertaining to the offsetting (netting) of assets and liabilities in the financial statements. In adopting this guidance, additional disclosures were added to the foreign currency derivatives footnote. To be consistent with CSC's current presentation, the disclosures have been added as part of the recast of the Fiscal 2013 Form 10-K.

Recast Financial Information

The SEC requires a registrant to include or incorporate by reference in a registration statement filed with the SEC under the Securities Act of 1933 (the Securities Act), recasted segment information for previously issued financial statements incorporated by reference in such registration statement, whenever there has been a change in reportable segments which is not yet reflected in such previously issued financial statements, provided the change in reportable segments is deemed to be a material change. The SEC also requires the recast of previously issued financial statements to reflect the subsequent reclassification of operations to discontinued operations whenever such previously issued financial statements are incorporated by reference in a registration statement filed with the SEC under the Securities Act. Accordingly, the Company is revising and including in this Form 8-K the following portions of the Fiscal 2013 Form 10-K and the Fiscal 2014 First Quarter 10-Q:

Fiscal 2013 Form 10-K
Business (Item 1), Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

Fiscal 2014 First Quarter 10-Q
Financial Statements and Supplementary Data (Item 1) and Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 2).

In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the Fiscal 2013 Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the Fiscal 2013 Form 10-K to reflect events or occurrences after the date of the filing of the Fiscal 2013 Form 10-K, except for matters relating specifically to the matters described above. Therefore, this Form 8-K should be read in conjunction with the Fiscal 2013 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Fiscal 2013 Form 10-K, including the Fiscal 2014 First Quarter 10-Q, Fiscal 2014 Second Quarter 10-Q, and Quarterly Report on Form 10-Q for the quarter ended December 27, 2013 (Fiscal 2014 Third Quarter 10-Q). The updates reflected herein do not represent a misstatement of CSC's previously issued financial statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
23	Consent of Independent Registered Public Accounting Firm
99.1
Fiscal 2013 Form 10-K: Part I, Item I. Business; Part II, Item 6 Selected Financial Data; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8. Financial Statements and Supplementary Data.

99.2	Fiscal 2014 First Quarter Form 10-Q Part I, Item I. Financial Information and Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
101
The following financial information from this Form 8-K formatted in XBRL, includes: (i) Consolidated Statements of Operations for the three years ended March 29, 2013, March 30, 2012, and April 1, 2011, (ii) Consolidated Statements of Comprehensive Income for the three years ended March 29, 2013, March 30, 2012, and April 1, 2011; (iii) Consolidated Balance Sheets at March 29, 2013 and March 30, 2012, (iv) Consolidated Statements of Cash Flows for the three years ended March 29, 2013, March 30, 2012, and April 1, 2011, (v) Consolidated Statements of Changes in Equity for the three years ended March 29, 2013, March 30, 2012, and April 1, 2011, and (vi) the Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: February 7, 2014	By:	/s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer